UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2004

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-32085	36-4392754
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2401 Commerce Drive

Libertyville, Illinois 60048

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (847) 680-3515

Not Applicable

(Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition.

On May 5, 2004, the registrant announced its earnings for the quarter ended March 31, 2004. Further details are described in the press release issued by the registrant on May 5, 2004, and furnished as Exhibit 99.1 hereto and incorporated herein by reference.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

Date: May 5, 2004	By:	/s/ William J. Davis
William J. Davis
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release issued May 5, 2004